Exhibit 10.2

Exhibit A to Stock Purchase Agreement

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT OR UNDER STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO THE EXPRESS PROVISIONS OF THIS WARRANT CERTIFICATE, AND NO SALE, ASSIGNMENT, TRANSFER, OR OTHER DISPOSITION OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH PROVISIONS SHALL HAVE BEEN COMPLIED WITH.

Date of Issuance:  ________________
CS CHINA ACQUISITION CORP.1

______________Ordinary Shares Purchase Warrants

(Void after ________)

[CS China Acquisition Corp.], a Cayman Islands corporation (the “Company”), for value received, hereby certifies and agrees that _______________________ or its registered assigns (the “Registered Holder”), is entitled to receive, subject to the terms set forth below, to purchase from the Company, at any time or from time to time on or after the date hereof but in no event after [insert date that is 5 years from Date of Issuance stated above] at not later than 5:00 p.m. New York time (such date and time, the “Expiration Time”), upon exercise of each Warrant represented hereby, one (1) duly authorized, validly issued, fully paid and nonassessable ordinary share of the Company, $.0001 par value per share (the “Ordinary Shares”) at an exercise price equal to Six Dollars and Ten Cents ($6.10), subject to adjustment in certain cases as described herein. The shares purchasable upon exercise of the Warrants represented by this Warrant Certificate, and the purchase price per share, are hereinafter referred to as the “Warrant Shares” and the “Exercise Price,” respectively.  The term “Warrants” as used herein shall include the Warrants represented by this Warrant Certificate and any other warrants delivered in substitution or exchange therefor, as provided herein.  Notwithstanding the foregoing, the Warrants may not be exercised unless the net income of the Company for its last completed fiscal year prior to the date of exercise is at least Thirty Million Dollars ($30,000,000), as determined in accordance with United States generally accepted accounting principles from the financial statements of the Company for such fiscal year included in the Company’s Annual Report on Form 20-F for such fiscal year (the “Exercise Condition”).  A Warrant may be exercised prior to the date that such Annual Report is filed in anticipation of the Exercise Condition being satisfied, in which event, if the Exercise Condition is satisfied, the Warrant Shares issuable upon such exercise shall be issued as soon as practicable after such filing or, if the Exercise Condition is not satisfied, such exercise shall be null, void and of no effect and any payment in respect of the Exercise Price made by the Registered Holder shall be returned by the Company.

The Warrants are the “Consideration Warrants” that have been issued pursuant to that certain Stock Purchase Agreement dated September __, 2009, among the Company, Asia Gaming & Resort, Ltd. and Spring Fortune Ltd (the “Purchase Agreement”).

1 If corporate name is to be changed at closing, use new name.

1.           Exercise.

1.1            Condition to Exercise.  If, at the time of issuance of the Warrants represented by this Warrant Certificate, the Registered Holder is an employee of the Company or its subsidiaries, the Warrants may not be exercised unless, at the time of exercise, the Registered Holder continues to be an employee of the Company or its subsidiaries.  The foregoing condition shall not apply to a Registered Holder who is an advisor, but not an employee, of the Company or its subsidiaries at the time of issuance of the Warrants.  In the event of the death of a Registered Holder who is an employee of the Company or its subsidiaries, the Warrants may be exercised by the estate of the deceased Registered Holder no later than six (6) months after an executor or other representative has been appointed with respect to such estate, but in no event later than the Exercise Time, in which event such representative shall submit to the Company, together with a Notice of Exercise in the form of Annex A hereto (the “Notice of Exercise”) in accordance with Section 1.2.1, evidence of such appointment and the date thereof reasonably satisfactory to the Company.  Notwithstanding the foregoing, the Warrants may not be exercised unless all of the conditions required for exercise pursuant to this Warrant Certificate have been satisfied.

1.2           Method of Exercise.

1.2.1              The Warrants may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant Certificate, with a Notice of Exercise duly executed by such Registered Holder or by such Registered Holder’s duly authorized attorney, at the principal office of the Company set forth in Section 12 hereof, or at such other office or agency as the Company may designate in writing pursuant to Section 12 hereof (the “Company’s Office”), accompanied by payment in full with good, cleared funds, in lawful money of the United States, of the Exercise Price payable in respect of the number of Warrant Shares purchased upon such exercise.

1.2.2              Each exercise of Warrants shall be deemed to have been effected immediately prior to the close of business on the day on which the Notice of Exercise shall be dated and directed to the Company (as evidenced by the applicable postmark or other evidence of transmittal) as provided in Section 1.2.1 hereof. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

1.2.3              Subject to the provisions of the opening paragraph of this Warrant Certificate, as soon as practicable after the exercise of the Warrants, in full or in part, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

(a)           a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

(b)           in case such exercise is in part only, a new certificate or certificates (dated the date hereof) of like tenor, representing in the aggregate on the face or faces thereof such number of Warrants as equal (without giving effect to any adjustment therein) the number of Warrants set forth on the face of this Certificate minus the number of Warrants (i) exercised in accordance with this Section 1.2.

2.           Shares to be Fully Paid; Reservation of Shares. The Company covenants that all Ordinary Shares which may be issued upon the exercise of the rights represented by this Warrant Certificate will, upon issuance by the Company, be duly and validly issued, fully paid and nonassessable, and free from preemptive rights and free from all taxes, liens, duties and charges with respect thereto and, in addition, the Company covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Ordinary Shares is at all times equal to or less than the effective Exercise Price.  The Company further covenants that, from and after the date hereof and during the period within which the rights represented by this Warrant Certificate may be exercised, the Company will at all times have authorized and reserved, free from preemptive rights, out of its authorized but unissued Ordinary Shares, solely for the purpose of effecting the exercise of the Warrants, a sufficient number of Ordinary Shares to provide for the exercise of the rights represented by this Warrant Certificate.  If at any time the number of authorized but unissued Ordinary Shares shall not be sufficient to affect the exercise of the Warrants, the Company shall take any and all corporate action as is necessary to increase it’s authorized but unissued Ordinary Shares to such number of shares as shall be sufficient for such purpose.  The Company will take all such action within its control as may be necessary on its part to assure that all such Ordinary Shares may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Ordinary Shares of the Company may be listed.

3.           Fractional Shares. The Company shall not be required upon the exercise of the Warrants to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Market Value for each fractional share of an Ordinary Share which would be issuable upon exercise of the Warrants.

4.           Requirements for Transfer.

4.1           Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Registered Holder or Registered Holders. Any Registered Holder of the Warrants or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change, and the Company shall promptly make such change. Until any of the Warrants are transferred on the Warrant Register of the Company, the Company may treat the Registered Holder as shown on the Warrant Register as the absolute owner of such Warrants for all purposes, notwithstanding any notice to the contrary, provided, however, that if and when any such Warrants are properly assigned in blank, the Company may, but shall not be obligated to, treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

4.2           Warrant Agent.  Effective as of the Listing Date, the Company will appoint Continental Stock Transfer & Trust Company or similar entity, as agent (“Warrant Agent”) for the purpose of maintaining the Warrant Register referred to in Section 4.1 hereof, issuing the Ordinary Shares issuable upon the exercise of the Warrants, exchanging the Warrants, replacing the Warrants or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, may be made at the office of such agent.

4.3           Transfer. Except with the consent of the Committee (as defined in the Purchase Agreement), the Warrants and all rights hereunder are not transferable, in whole or in part.  If consent of the Committee is granted, subject to the terms and conditions of this Section 4, the Warrants and the rights thereunder may be transferred at the principal office of the Company upon the surrender of this Warrant Certificate with a properly executed Assignment Form in substantially the form attached hereto as Annex B (the “Assignment”) accompanied by an opinion of counsel reasonably satisfactory to the Company that such transfer is in compliance with all federal and state securities laws or that an exemption from such laws is available and applies to such transfer.  Notwithstanding the foregoing, Warrants held by a deceased employee of the Company or its subsidiaries may be transferred to such deceased employee’s estate without the consent of the Committee, but only for the purpose of exercising such Warrants within the time period specified in Section 1.1.

4.4           Exchange of Warrants upon a Transfer.

4.4.1              On surrender of this Warrant Certificate for exchange, properly endorsed on the Assignment and subject to the provisions of this Warrant Certificate and limitations on assignments and transfers as contained in this Section 4, the Company at its expense shall issue to or on the order of the Registered Holder a new certificate or certificates of like tenor, in the name of the Registered Holder or as the Registered Holder (on payment by the Registered Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

5.            Adjustments of Exercise Price and Number of Securities.  The Exercise Price and/or the Warrant Shares shall be subject to adjustment from time to time in accordance with this Section 5.  The Exercise Price and/or the Warrant Shares shall be adjusted to reflect all of the following events that occur on or after the date hereof.

5.1           Subdivision, Stock Dividends or Combinations.  In case the Company shall at any time subdivide the outstanding Ordinary Shares or shall issue a stock dividend with respect to the Ordinary Shares, the Exercise Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and the number of Warrant Shares for which this Warrant Certificate may be exercised immediately prior to such subdivision or the issuance of such dividend shall be proportionately increased.   In case the Company shall at any time combine the outstanding Ordinary Shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased, and the number of Warrant Shares for which the Warrants represented by this Warrant Certificate may be exercised immediately prior to such combination shall be proportionately decreased.  In each of the foregoing cases, the adjustment shall be effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

5.2           Reclassification, Exchange or Substitution.  Upon any reclassification, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of the Warrants represented by this Warrant Certificate, the Registered Holder shall be entitled to receive, upon exercise of the Warrants represented by this Warrant Certificate, the number and kind of securities that Registered Holder would have received if the Warrants represented by this Warrant Certificate had been exercised immediately before the record date for such reclassification, exchange, substitution, or other event.  The Company or its successor shall promptly issue to Registered Holder a new warrant for such new securities.  The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 5 including, without limitation, adjustments to the Exercise Price and to the number of securities issuable upon exercise or conversion of the new warrant. The provisions of this Section 5.2shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

5.3           Reorganization, Merger etc. In case of any merger or consolidation of the Company into or with another corporation where the Company is not the surviving corporation, or sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing any such reorganization, merger or sale, duly execute and deliver to the Registered Holder hereof a new warrant so that the Registered Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise or conversion of the unexercised portion of this Warrant, and in lieu of the Warrant Shares theretofore issuable upon exercise or conversion of this Warrant Certificate, the kind and amount of shares of stock, other securities, money and property that would have been receivable upon such reorganization, merger or sale by the Registered Holder with respect to the Warrant Shares if the Warrants represented by this Warrant Certificate had been exercised immediately before the consummation of such transaction.  Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5.  The provisions of this Section 5.3 shall similarly apply to successive transactions of the type described in this Section 5.3.

5.4            Certificate of Adjustment.  In each case of an adjustment or readjustment of the Exercise Price, the Company, at its own expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Registered Holder.  The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.  No adjustment of the Exercise Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

5.5           No Impairment.  The Company shall not, by amendment of its memorandum of association, articles of association or other organizational documents, or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant Certificate by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Section 5 and in taking all such action as may be necessary or appropriate to protect the Registered Holder’s rights under this Section 5 against impairment.

5.6           Fractional Shares.  No fractional shares shall be issuable upon exercise or conversion of the Warrants represented by this Warrant Certificate and the number of shares to be issued shall be rounded down to the nearest whole share.  If a fractional share interest arises upon any exercise or conversion of the Warrants represented by this Warrant Certificate, the Company shall eliminate such fractional share interest by paying the Registered Holder an amount computed by multiplying the fractional interest by the fair market value of a full share or rounding up to the next whole share, as it determines in its sole discretion.

6.           Warrant Shares Restriction.  No Warrant Shares may be sold, hypothecated or otherwise sold by the Registered Holder prior to [one year after the Closing Date under the Purchase Agreement2].  The certificates representing the Warrant Shares shall bear a prominent legend to such effect.

7.           Redemption.

7.1           Redemption.  Subject to Section 7.4 hereof, not less than all of the outstanding Warrants may be redeemed, at the option of the Company, at any time prior to their expiration, at the office of the Warrant Agent, upon the notice referred to in Section 7.2, at the price of $.01 per Warrant (“Redemption Price”), provided that the last sales price of the Ordinary Shares has been at least $9.50 per share (subject to adjustment in accordance with Section 5 hereof), on any twenty (20) trading days within any thirty (30) trading day period ending on the third business day prior to the date on which notice of redemption is given.

7.2           Date Fixed for, and Notice of, Redemption. In the event the Company shall elect to redeem all of the Warrants, the Company shall fix a date for the redemption (the “Redemption Date”). Notice of redemption shall be mailed by first class mail, postage prepaid, by the Company not less than 30 days prior to the Redemption Date to the registered holders of the Warrants to be redeemed at their last addresses as they shall appear on the registration books. Any notice mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Registered Holder received such notice.

2 This date will be inserted when known.

7.3           Exercise After Notice of Redemption. The Warrants may be exercised, for cash at any time after notice of redemption shall have been given by the Company pursuant to Section 7.2 hereof and prior to the Redemption Date, regardless of whether or not the Exercise Condition has been satisfied. On and after the Redemption Date, the Registered Holder of the Warrants shall have no further rights except to receive, upon surrender of the Warrants, the Redemption Price.

8.            Payment of Taxes.  The Company will pay all taxes (other than taxes based upon income or other taxes required by law to be paid by the holder) and other governmental charges that may be imposed with respect to the issue or delivery of Ordinary Shares upon exercise of the Warrants, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of Ordinary Shares in a name other than that in which the Warrants so exercised were registered.

9.            No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, sale or transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Certificate but will at all times in good faith carry out all such terms and take all such actions as may be reasonably necessary or appropriate in order to protect the rights herein of the holder of the Warrants against dilution or other impairment.

10.           Notices of Record Date, Etc.  In case the Company shall take a record of the holders of its Ordinary Shares (or other stock or securities at the time deliverable upon the exercise of the Warrants) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of the Warrants a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Ordinary Shares (or such other stock or securities at the time deliverable upon the exercise of the Warrants) shall be entitled to exchange their Ordinary Shares (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up.  The Company will cause such notice to be mailed at least twenty (20) business days prior to the record date or effective date for the event specified in such notice unless such prior notice is waived by the Registered Holder.

11.           No Rights of Stockholders.  Subject to other Sections of this Warrant Certificate, the Registered Holder shall not be entitled to vote, to receive dividends or subscription rights, nor shall anything contained herein be construed to confer upon the Registered Holder, as such, any of the rights of a stockholder of the Company, including without limitation any right to vote for the election of directors or upon any matter submitted to stockholders, to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise), to receive notices, or otherwise, until the Warrants shall have been exercised as provided herein.

12.           Replacement of Warrant Certificate. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant Certificate, the Company will issue, in lieu thereof, a new warrant certificate of like tenor.

13.           Mailing of Notices, Etc.

(a)           All notices, requests, consents, and other communications in connection with these Warrants shall be in writing and shall be deemed delivered (i) three (3) business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (ii) one (1) business day after being sent via a reputable overnight courier service guaranteeing next business day delivery in the Holder’s country or region, or (iii) on actual receipt if delivered by telecopier, in each case delivery shall be made to the intended recipient as set forth below:

If to the Company:

[Name, Address, Attention, Fax No.]

With a copy to:

Graubard Miller
The Chrysler Building
405 Lexington Avenue
New York, NY  10174
Telecopier No.: (212) 818-8881
Attention: David Alan Miller, Esq.

If to the Registered Holder:
To the address set forth in the Warrant Register as described in Section 4 hereof.

(b)           All notices and other communications from the Company to the Registered Holder of the Warrants shall be (x) mailed by first-class certified or registered mail, postage prepaid, and (y) sent by telecopier delivery, to the address and telecopier number furnished to the Company in writing by the last Registered Holder of these Warrants who shall have furnished an address to the Company in writing. All notices and other communications from the Registered Holder of the Warrants or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company’s office set forth above. If the Company should at any time change the location of its principal office to a place other than as set forth below, then it shall give prompt written notice to the Registered Holder of the Warrants and thereafter all references in the Warrants to the location of its principal office at the particular time shall be as so specified in such notice.

14.           Currency.  All monetary amounts set forth in this Warrant Certificate are referenced in United States dollars.

15.           Change or Waiver. Any term of this Warrant Certificate may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

16.           Headings. The headings in this Warrant Certificate are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant Certificate.

17.           Severability.  If any provision of this Warrant Certificate shall be held to be invalid and unenforceable, such invalidity or unenforceability shall not affect any other provision of this Warrant Certificate.

18.           Governing Law and Submission to Jurisdiction. This Warrant Certificate will be governed by and construed in accordance with the law of the State of New York without regard to principles of conflict or choice of laws of any jurisdiction, except to the extent that the law of the Cayman Islands is mandatorily applicable.  The parties hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to this Warrant Certificate shall be brought and enforced in the courts of the State of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive.

19.           Certificate. Upon request by the Registered Holder of the Warrants, the Company shall promptly deliver to such holder a certificate executed by its President or Chief Financial Officer setting forth the total number of outstanding shares of capital stock, convertible debt instruments and options, rights, warrants or other agreements relating to the purchase of such capital stock or convertible debt instruments, together with its calculation of the number of shares remaining available for issuance upon exercise of the Warrants, and a certificate of the accuracy of the statements set forth therein.

20.           Supplements and Amendments.  The Company may from time to time supplement or amend this Warrant Certificate in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Registered Holder may deem necessary or desirable.

21.           Successors.  All the covenants and provisions of this Warrant Certificate shall be binding upon and inure to the benefit of the Company and the Registered Holder and their respective successors and assigns hereunder.

22.           Benefits of these Warrants.  Nothing in this Warrant Certificate shall be construed to give to any person, entity or corporation other than the Company and the Registered Holder of the Warrants any legal or equitable right, remedy or claim under this Warrant Certificate; and the rights under this Warrant Certificate shall be for the sole and exclusive benefit of the Company and the Registered Holder of the Warrants.

IN WITNESS WHEREOF, [CS CHINA ACQUISITION CORP.] has caused this Warrant Certificate to be signed by its duly authorized officers under its corporate seal and to be dated on the day and year first written above.

[CS CHINA ACQUISITION CORP.]

By:_________________________________
Name:
Title:

ANNEX A

NOTICE OF EXERCISE FORM

To:	Dated:

In accordance with the Warrant Certificate enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ Ordinary Shares, $.0001 par value per share, of [CS China Acquisition Corp.] (“Company”) and encloses herewith $________ in cash, certified or official bank check or checks or other immediately available funds, which sum represents the aggregate Exercise Price (as defined in the Warrant Certificate) for the number of Ordinary Shares to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant Certificate.

The undersigned hereby represents, warrants to, and agrees with, the Company that:

(i)           The undersigned is acquiring the Warrant Shares for its own account and not with a view towards the distribution thereof;

(ii)           The undersigned has received a copy of all reports and documents required to be filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended, within the last 12 months and all reports issued by the Company to its stockholders;

(iii)           The undersigned understands that it must bear the economic risk of the investment in the Warrant Shares, which cannot be sold unless they are registered under the Securities Act of 1933 (the “1933 Act”) or an exemption therefrom is available thereunder;

(iv)           The undersigned is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Warrant Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein;

Signature:_______________________

Address:________________________

ANNEX B

ASSIGNMENT FORM

FOR VALUE RECEIVED, _________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant Certificate with respect to the number of Ordinary Shares covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated: ________________________________

Signature: _____________________________

Dated: ________________________________

Witness: ______________________________